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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - December 12, 2001

                            Sotheby's Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Michigan                       1-9750              38-2478409
-------------------------------       ----------------    -------------------
(State or other jurisdiction of       (Commission File       (IRS Employer
incorporation or organization)            Number)         Identification No.)


38500 Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                                  48303
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(Address of Principal Executive offices)                 (Zip Code)

Registrant's telephone number, including area code:   (248) 646-2400
                                                     ---------------------------









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        ITEM 5. Other Events

        The Board of Directors of Sotheby's Holdings, Inc. (the "Company") today directed the Company's Executive Committee to meet promptly with representatives of the Taubman Family to discuss the possible sale of the Company.


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                            SOTHEBY'S HOLDINGS, INC.
                                AND SUBSIDIARIES




                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed this the 12th day of December, 2001, on its behalf by the undersigned, thereunto duly authorized and in the capacity indicated.

                                    SOTHEBY'S HOLDINGS, INC.




                                    By:      /s/ Michael L. Gillis
                                             ------------------------------
                                             Michael L. Gillis
                                             Vice President, Controller
                                             and Chief Accounting Officer